UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL 60606
(800) 969-9676

-------------------------------------------------------------------------------

                                                             April 20, 1998
Dear Shareholder,

The Universal Capital Growth Fund ("Fund") recorded a total return of 15.3% for the fiscal six months ended March 31, 1998 and 50.3% for the prior twelve month period. The Fund's investment results and those of the S&P 500 are summarized in the following table:

                                 TOTAL RETURN<F1>
                                 March 31, 1998
-------------------------------------------------------------------------------
                       Quarter  6 Months  1 Year   3 Years  5 Years  Inception
-------------------------------------------------------------------------------
Universal Capital
Growth Fund             11.1%    15.3%     50.3%    28.6%     21.9%    17.9%
-------------------------------------------------------------------------------
S&P 500 Stock Index     14.0%    17.2%     48.0%    32.8%     22.4%    21.3%
-------------------------------------------------------------------------------

<F1>Returns, except for the quarter and 6 months, represent average annual return. All returns include the reinvestment of dividends but exclude sales charges. Please refer to the performance chart below. Graver, Bokhof, Goodwin & Sullivan assumed management of the fund on August 15, 1997.

In the fiscal six-month period, the Fund and the S&P 500 again rose to all time record levels, achieving performance results many on Wall Street had expected for all of 1998. Economic growth above estimates, combined with a continued low level of interest rates, set the stage for this advance. Current projections call for a further slowing of economic activity for the next couple of quarters, which could result in an additional deceleration in corporate earnings growth. Under such conditions, we would expect the market to consolidate and move sideways for a short period, similar to the last half of 1997.

During the past six months your Fund benefited from the strong performance of large capitalization issues once again. The largest gain in the portfolio came from a special situation provider of information services, Complete Business Solutions, which rose 120% during the period. Excellent results were also recorded by Schering-Plough and Merck in the drug area; Travelers Group, Fannie Mae and Merrill Lynch in the financial group; and Gillette, a global consumer products firm. While Microsoft continued to produce good gains as a software company, the hardware companies in the technology area were major underperformers. Declines were recorded in Intel, Compaq Computer, Cognex and Hewlett-Packard. The portfolio also saw declines in the oil service sector where Halliburton and R&B Falcon suffered declines due to concerns about oil pricing.

We did some profit taking by paring back some of the Fund's more profitable positions that had become too large a holding, but we chose to stay invested in the technology and oil service areas anticipating recoveries during the remainder of the year. We made new purchases in service oriented businesses such as Computer Associates and Sterling Commerce in the software consulting area and Hagler Bailly in business and utility consulting. Other additions include Costco and Proffitt's in retailing and Illinois Tool Works in the capital goods arena.

We are confident that the Fund's portfolio is well positioned to participate in any further appreciation of the general market. Fundamentally, the portfolio looks very attractive when compared to the S&P 500. Our earnings growth projections for the Fund's portfolio for the next 3-5 years are double that of the S&P, while return on equity is some 50% higher and debt burden 30% lower. The Fund's average P/E ratio is 20% higher than the S&P, but sells at only 1.6X its earnings growth expectations compared to the S&P selling at 2.5X its growth rate.

We are encouraged by the progress we have made since assuming management of the Fund's assets and look forward to working for you in the years ahead. Please feel free to call us if you have any questions.

Sincerely,

/s/ Andrew J. Goodwin, III

Andrew J. Goodwin, III
President

GROWTH OF A $10,000 INVESTMENT

 Date      Universal Capital Growth Fund     S&P 500 Stock Index
1/22/91               9,451.80                    10,000.00
9/30/91              10,548.21                    11,983.75
9/30/92              11,000.61                    13,307.97
9/30/93              12,337.45                    15,038.25
9/30/94              13,257.32                    15,592.47
9/30/95              18,277.98                    20,230.40
9/30/96              19,630.60                    24,343.67
9/30/97              26,745.47                    34,190.28
3/31/98              30,836.37                    40,077.89

This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The Fund's performance graph includes deduction of the 5.5% front end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.


UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 1998
(UNAUDITED)

                                                 SHARES          VALUE
                                                 ------          -----
COMMON STOCK                           96.65%
---------------------------------------------

BANKS                                   5.48%
First Chicago NBD Corporation                     3,500       $308,438
Net.b@nk, Inc.*                                   8,000        198,000
Wells Fargo & Company                             1,000        331,250
                                                             ---------
                                                               837,688

COMPUTERS                               5.47%
Compaq Computer Corporation                       5,000        129,375
Hewlett-Packard Company                           4,600        291,525
International Business Machines Corporation       4,000        415,500
                                                             ---------
                                                               836,400

COMPUTER NETWORKS                       2.68%
Cisco Systems, Inc.*                              6,000        410,250

COMPUTER SOFTWARE                       5.02%
Computer Associates International, Inc.           4,000        231,000
Microsoft Corporation*                            6,000        537,000
                                                             ---------
                                                               768,000

ELECTRICAL EQUIPMENT                    5.37%
General Electric Company                          2,000        172,375
Illinois Tool Works Inc.                          4,000        259,000
Kuhlman Corporation                               8,000        389,500
                                                             ---------
                                                               820,875

ELECTRONIC PRODUCTS & COMPONENTS        5.12%
American Power Conversion Corporation*            5,000        143,437
Cognex Corporation*                               8,000        171,000
Intel Corporation                                 6,000        468,375
                                                             ---------
                                                               782,812

ENERGY                                  3.38%
Hallibutron Company                               5,000        250,938
R&B Falcon Corporation*                           9,000        266,625
                                                             ---------
                                                               517,563

FINANCE & FINANCIAL SERVICES           14.73%
American Express Company                          3,000        275,437
Charles Schwab Corporation (The)                 10,800        410,400
Fannie Mae                                        5,500        347,875
Merrill Lynch & Company, Inc.                     6,000        498,000
Paine Webber Group Inc.                           7,500        300,937
Travelers Group Inc.                              7,000        420,000
                                                             ---------
                                                             2,252,649

* Non-income producing

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 1998 (CONTINUED)
(UNAUDITED)

                                                 SHARES          VALUE
                                                 ------          -----

COMMON STOCK (CONTINUED)
---------------------------------------------
HEALTHCARE                             17.47%
Abbott Laboratories                               4,500       $338,906
Amgen, Inc.*                                      4,500        273,938
Eli Lilly & Company                               6,000        357,750
Johnson & Johnson                                 5,000        366,562
Medtronic, Inc.                                   8,000        415,000
Merck & Co., Inc.                                 3,600        462,150
Schering-Plough Corporation                       5,600        457,450
                                                             ---------
                                                             2,671,756

INSURANCE                               3.82%
Horace Mann Educators Corporation                10,000        351,250
MBIA Inc.                                         3,000        232,500
                                                             ---------
                                                               583,750

RETAIL                                  8.70%
Costco Companies, Inc.*                           5,000        267,500
Lowe's Companies, Inc.                            6,000        421,125
Proffitt's, Inc.*                                 8,000        290,000
Walgreen Co.                                     10,000        351,875
                                                             ---------
                                                             1,330,500
SERVICES                                7.11%
Complete Business Solutions, Inc.*               13,000        466,375
Hagler Bailly, Inc.*                             10,000        250,000
Sterling Commerce, Inc.*                          8,000        371,000
                                                             ---------
                                                             1,087,375

STAPLES                                 8.79%
Gillette Company (The)                            3,500        415,406
H.J. Heinz Company                                5,000        291,875
PepsiCo, Inc.                                     7,000        298,813
Procter & Gamble Company (The)                    4,000        337,500
                                                             ---------
                                                             1,343,594

TELECOMMUNICATIONS                      3.51%
Tellabs, Inc.*                                    8,000        537,000
                                                             ---------


TOTAL COMMON STOCKS (COST $9,508,726)                       14,780,212
                                                            ----------

* Non-income producing

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 1998 (CONTINUED)
(UNAUDITED)

                                               PRINCIPAL
                                                AMOUNT          VALUE
                                                ------          -----

SHORT-TERM INVESTMENTS                  3.58%
---------------------------------------------

MONEY MARKET                            0.31%
UMB Bank, n.a. Money
Market Fiduciary, 4.54%                         $48,101        $48,101
                                                             ---------

TOTAL MONEY MARKET                                              48,101
                                                             ---------

REPURCHASE AGREEMENTS                   3.27%
UMB Bank, n.a., 5.10%,
dated 3/31/98, repurchase
price $500,210, maturing 4/03/98,
collateralized by U.S. Treasury Notes,
5.875%, maturing 6/30/00                        500,000        500,000
                                                             ---------


TOTAL REPURCHASE AGREEMENTS                                    500,000
                                                             ---------


TOTAL SHORT-TERM INVESTMENTS
(COST $548,101)                                                548,101
                                                             ---------


TOTAL INVESTMENTS                     100.23%
(COST $10,056,827)                                          15,328,313
LIABILITIES LESS CASH
AND OTHER ASSETS                      (0.23)%                 (35,255)
                                                             ---------

NET ASSETS                            100.00%              $15,293,058
                                                           ===========

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)

ASSETS:
Investments at value (cost $10,056,827)                    $15,328,313
Dividends and interest receivable                                9,857
Prepaid expenses and other assets                                6,820
                                                             ---------

Total Assets                                                15,344,990
                                                            ----------

LIABILITIES:
Payable to Adviser                                              10,397
Payables for shares redeemed                                     7,568
Other accrued expenses                                          33,967
                                                             ---------

Total Liabilities                                               51,932
                                                             ---------

NET ASSETS                                                 $15,293,058
                                                           ===========

NET ASSETS CONSIST OF:
Paid in capital                                             $9,313,878
Accumulated net realized gain
  on investments                                               707,694
Unrealized net appreciation
  on investments                                             5,271,486
                                                             ---------

TOTAL NET ASSETS                                           $15,293,058
                                                           ===========


NET ASSET VALUE PER SHARE
  ($15,293,058 DIVIDED BY
  753,489 SHARES OUTSTANDING)                                   $20.30
                                                             =========

MAXIMUM OFFERING PRICE PER SHARE
  (net asset value, plus 5.8% of net
  asset value or 5.5% of offering price)                        $21.48
                                                             =========

See notes to the financial statements


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                                $54,088
Interest income                                                 19,805
                                                             ---------
                                                                73,893
                                                             ---------

EXPENSES:
Investment advisory fees                                        68,423
Distribution fees                                               34,212
Legal fees                                                      17,175
Audit fees                                                      10,056
Reports to shareholders                                          6,320
Fund accounting fees                                             6,111
Transfer agent fees and expenses                                 6,052
Federal and state registration fees                              2,956
Custody fees                                                     1,923
Trustees' fees                                                   1,636
Other                                                              877
                                                             ---------

Total expenses before waiver                                   155,741
Waiver of fees                                                (18,894)
                                                             ---------

Net expenses                                                   136,847
                                                             ---------

Net investment loss                                           (62,954)
                                                             ---------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                               773,541
Change in unrealized appreciation
     on investments                                          1,301,319
                                                             ---------

Net gain on investments                                      2,074,860
                                                             ---------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $2,011,906
                                                            ==========

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED
                                        March 31, 1998      YEAR ENDED
                                          (UNAUDITED)   SEPTEMBER 30, 1997
                                          -----------   ------------------
OPERATIONS:

Net investment loss                       $(62,954)          $(54,361)
Net realized gain on investments            773,541            405,187
Change in unrealized appreciation
  on investments                          1,301,319          3,159,044
                                         ----------         ----------
Net increase in net assets
  resulting from operations               2,011,906          3,509,870
                                         ----------         ----------

DISTRIBUTIONS:

Net realized gains                        (355,252)        (1,185,143)
                                         ----------         ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 35,413 and 54,442
  shares issued, respectively               661,794            888,007
Net asset value of 19,566 and
  82,871 shares issued to holders
  in reinvestment of dividends,
  respectively                              345,153          1,150,243
Cost of 19,705 and 161,216 shares
  redeemed, respectively                  (365,018)        (2,492,100)
                                         ----------         ----------
Net increase (decrease)
  from capital transactions                 641,929          (453,850)
                                         ----------         ----------

TOTAL INCREASE IN NET ASSETS              2,298,583          1,870,877

NET ASSETS:

Beginning of period                      12,994,475         11,123,598
                                         ----------         ----------

End of period                           $15,293,058        $12,994,475
                                        ===========        ===========

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS

                                    SIX MONTHS ENDED
                                     MARCH 31, 1998   YEAR ENDED SEPTEMBER 30,
                                      (UNAUDITED)         1997(C)      1996
                                       ----------        -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD     $18.09           $14.99      $16.28


INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                      (0.09)           (0.08)      (0.10)
Net realized and unrealized gains
on investments                             2.78             4.97        1.14
                                         ------           ------      ------

TOTAL FROM INVESTMENT OPERATIONS           2.69             4.89        1.04
                                         ------           ------      ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                         -                -           -
Net realized gains                       (0.48)           (1.79)      (2.33)
                                         ------           ------     -------
Total distributions to shareholders      (0.48)           (1.79)      (2.33)

NET ASSET VALUE, END OF PERIOD           $20.30           $18.09      $14.99
                                         ======           ======      ======

TOTAL RETURN <F2><F4>                    15.30%           36.24%       7.40%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses
  to average net assets <F1><F5>          2.00%            2.00%       2.00%
Ratio of net investment loss
  to average net assets, <F1><F5>        (0.9)%           (0.5)%      (0.7)%
Portfolio turnover rate                   20.4%            49.2%      262.1%
Average commission rate per share       $0.0800          $0.0740     $0.0413

Net assets, end of period (in 000's)    $15,293          $12,994     $11,124

                                              YEAR ENDED SEPTEMBER 30,
                                          1995          1994           1993
                                         ------        ------         ------

NET ASSET VALUE, BEGINNING OF PERIOD     $12.47        $12.27         $11.38


INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                      (0.10)        (0.13)         (0.04)
Net realized and unrealized gains
on investments                             4.54          0.96           1.39
                                         ------        ------         ------

TOTAL FROM INVESTMENT OPERATIONS           4.44          0.83           1.35

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                         -             -         (0.11)
Net realized gains                       (0.63)        (0.63)         (0.35)
                                         ------        ------         ------
Total distributions to shareholders      (0.63)        (0.63)         (0.46)

NET ASSET VALUE, END OF PERIOD           $16.28        $12.47         $12.27
                                         ======        ======         ======
TOTAL RETURN <F2><F4>                    37.87%         7.46%         12.15%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses
  to average net assets <F1><F5>          2.00%         2.00%          2.00%
Ratio of net investment loss
  to average net assets, <F1><F5>        (0.8)%        (1.1)%         (0.4)%
Portfolio turnover rate                  157.6%        188.7%         186.3%
Average commission rate per share           N/A           N/A            N/A

Net assets, end of period (in 000's)     $8,149        $4,969         $4,892

<F1> After reimbursement and waiver of Adviser fees and earnings credits of the custodian of 0.28%, 0.50%, 0.35%, 0.7%, 1.1%, and 0.9% of average net assets for 1998, 1997, 1996, 1995, 1994, and 1993.

<F2> The total return calculation does not reflect the sales load imposed on the purchase of shares.

<F3>  On August 15, 1997, the adviser changed to Graver, Bokhof, Goodwin &
     Sullivan from Integrated Financial Services, Inc.

<F4>  Not annualized for the period ended March 31, 1998.

<F5>  Annualized for the period ended March 31, 1998.

See notes to the financial statements


UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income of net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 1998, the Fund reduced accumulated net realized gain on investments by $62,954 for the current year's net investment loss.


REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the six months ended March 31, 1998, the Fund incurred investment advisory fees of $68,423 under this agreement.

The agreement provides for the waiver or reimbursement of expenses from the Adviser should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Adviser also has agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets through December 31, 1998. During the six months ended March 31, 1998, the Adviser waived or reimbursed $18,894 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. (the "Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the six months ended March 31, 1998, the Fund incurred distribution fees of $34,212. The Distributor received commissions of $2,139 from sale of the Fund's shares the six months ended March 31, 1998, all of which was paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the six months ended March 31, 1998, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $7,749. It is the management's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.


3. INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $2,898,505 and $2,660,596 respectively, for the six months ended March 31, 1998.


UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1998 (UNAUDITED)

The cost basis of investments for federal income tax purposes at March 31, 1998 was $10,059,720. At March 31, 1998, on a tax basis, gross unrealized appreciation was $5,338,154, gross unrealized depreciation was $69,561 and net unrealized appreciation was $5,268,593.

INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
Milwaukee, WI 53202

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois